                                                                EXHIBIT 99.1

                               AMENDMENT NO. 1 TO
                         DECOMMISSIONING TRUST AGREEMENT

                  This Amendment Number 1 ("Amendment No. 1") to the
Decommissioning Trust Agreement, dated as of December 23, 2003, by and between
FMRI, Inc., a Delaware corporation, herein referred to as the "Grantor," and the
Bank of Waukegan, of Waukegan, Illinois, as trustee under Trust No. 2740, and not individually, herein referred to as the "Trustee," is entered into this 13th day of April, 2005.

                  WHEREAS, the Grantor and Trustee entered into the
Decommissioning Trust Agreement, herein referred to as the "Agreement,"
described above in conjunction with Grantor providing financial assurance that funds will be available when needed for required remediation activities described in the Agreement; and

                  WHEREAS, the Grantor has notified the United States Nuclear
Regulatory Commission ("NRC") that in conjunction with Grantor's remediation of the site, Grantor will require access to the funds on deposit in the
Decommissioning Trust in an amount greater than that originally provided for in the Agreement, and the NRC has indicated its consent to such additional access to the funds;

                  NOW, THEREFORE, the Grantor and the Trustee agree that
effective as of the date of this Amendment No. 1, the Agreement is amended as follows:

                  Section 1 is amended by adding the following definition as follows:

                  Section 1.        Definitions
                  ---------         -----------

                  (e) The term "FMRI Notes" means the promissory notes
                  obligating Fansteel, Inc. to make payments to FMRI pursuant to the Joint Reorganization Plan as approved by the United States
                  Bankruptcy Court and the NRC. Following Section 4, add the
                  following Section 4.1:

                  Section 4.1       Priority of Replenishment
                  -----------       -------------------------

                  Replenishment of Subaccount No. 2, set up to provide for
                  borrowing for costs incurred for Phase 1, shall take place first, before replenishment of Subaccount No. 1, set up for borrowing under the Reorganization Plan.

                  Section 5 is deleted in its entirety and replaced with the following:

                  Section 5          Borrowing for Required Activities Specified
                                     in the Decommissioning Plan
                                     -------------------------------------------

                  Two subaccounts shall be established for borrowing from the
                  Decommissioning Trust, one for borrowing authorized under the
                  Reorganization Plan, limited to Two Million Dollars
                  ($2,000,000) (Subaccount No. 1); and a second for borrowing for costs incurred during Phase 1 of the Decommissioning Plan for disposition of WIP residues from Ponds 2 and 3 only
                  (Subaccount No. 2), limited to Two Million Five Hundred
                  Thousand Dollars ($2,500,000).

                  All payments to Grantor and withdrawals by Grantor constitute borrowing subject to replenishment. A refund to Grantor, if authorized in writing by the NRC, does not constitute
                  borrowing and is not subject to replenishment.

                  Grantor shall not use any funds from the Trust for litigation expenses, provided, that any refund to Grantor shall not have restrictions as to the use of such refund.

                  Section 5.1         Borrowing Pursuant to Reorganization Plan
                                      (Subaccount No. 1)
                                      ------------------------------------------

                  Regarding Subaccount No. 1, the Trustee shall make payments from the Fund to the Grantor upon presentation of the
                  following:

                           (a) Prior to the first withdrawal, a certificate duly
                           executed by the Secretary of the Grantor attested to
                           the occurrence of the events and in the form set
                           forth in the attached Certificate of Events and
                           Certificate of Resolution, and

                           (b) For each requested withdrawal, a withdrawal
                           certificate executed by Grantor stating the amount
                           requested, the total outstanding amount of
                           withdrawals including the one requested, the
                           activities of the Decommissioning Plan for which the
                           funds will be used, and attesting to the following
                           conditions:

                           (1)      that the decommissioning activities are
                                    authorized in the NRC- approved
                                    Decommissioning Plan;

                           (2)      that the funds withdrawn will be expended
                                    for activities undertaken pursuant to the
                                    Decommissioning Plan;

                           (3)      that Grantor has received all payments and
                                    proceeds to which it is entitled under the
                                    FMRI License and Decommissioning Plan or the
                                    terms and conditions of the Joint
                                    Reorganization Plan of Fansteel Inc. and
                                    Subsidiaries, as approved by the United
                                    States Bankruptcy Court for the District of
                                    Delaware;

                           (4)      that such payments and proceeds received by
                                    Grantor are insufficient to fund the
                                    decommissioning activities as planned and
                                    budgeted in the Decommissioning Plan;

                           (5)      that all replenishments of the Trust
                                    specified in the FMRI Notes, or which
                                    Grantor was reasonably capable of making,
                                    were in fact made;

                           (6)      that the total of all outstanding
                                    withdrawals from this subaccount shall not
                                    exceed Two Million and no/100 Dollars
                                    ($2,000,000);

                           (7)      that 30 days prior to Grantor's request for
                                    withdrawal, NRC received

                                    (i)     notice of Grantor's intent to
                                            withdraw funds from the trust fund,
                                            and

                                    (ii)    a copy of the withdrawal
                                            certificate; and

                           (8)      that the funds will not be used for
                                    litigation expenses.

                  Section 5.2       Borrowing for Activities in Phase 1 of the
                  -----------       Decommissioning Plan (Subaccount No. 2)
                                   -------------------------------------------

                  With regard to Subaccount No. 2, up to Two Million Five
                  Hundred Thousand ($2,500,000) may be borrowed from the Trust based on the number of tons of WIP residue actually
                  dispositioned at a licensed site. The Trustee shall not make payment to Grantor from this subaccount until after FMRI
                  presents an invoice for actual charges incurred for
                  disposition of WIP residues from Ponds 2 and 3.

                  The Trustee shall make payments from the Fund to the Grantor upon presentation of the following:

                  (a)      For each requested withdrawal following disposition
                           of WIP residues from Ponds 2 and 3, an invoice for
                           disposition charges from the licensed site at which
                           residue removed

                           from the FMRI facility for remediation of WIP was
                           received, which identifies the amount in tons of
                           residue dispositioned at the site; and

                  (b)      For each requested withdrawal, a withdrawal
                           certificate executed by Grantor stating the amount is
                           for borrowing for Phase 1 activities, the amount
                           requested, the total outstanding amount of
                           withdrawals under the subaccount including the one
                           requested, and attesting to the following conditions:

                           (1)      that the material dispositioned under the
                                    invoice presented is WIP residue from Ponds
                                    2 and 3;

                           (2)      that the requested funds do not exceed the
                                    amount calculated by the formula: number of
                                    tons x $231.25, where number of tons = the
                                    amount in tons of disposition of WIP
                                    residues from Ponds 2 and 3 removed from the
                                    FMRI facility for remediation of WIP and
                                    which was dispositioned at a licensed site
                                    and for which FMRI has received an invoice
                                    for such charges, beginning with the first
                                    ton dispositioned;

                           (3)      that Grantor has received all payments and
                                    proceeds to which it is entitled under the
                                    FMRI License and Decommissioning Plan, the
                                    FMRI Notes or the terms and conditions of
                                    the Joint Reorganization Plan of Fansteel
                                    Inc. and Subsidiaries, as approved by the
                                    United States Bankruptcy Court for the
                                    District of Delaware, and the NRC License
                                    and Decommissioning Plan;

                           (4)      that such payments and proceeds received by
                                    Grantor are insufficient to fund the
                                    decommissioning activities as planned and
                                    budgeted in the Decommissioning Plan;

                           (5)      that all replenishments of the Trust
                                    specified in the FMRI Notes, or which
                                    Grantor was reasonably capable of making,
                                    were in fact made;

                           (6)      that the total of all outstanding
                                    withdrawals from this subaccount shall not
                                    exceed Two Million Five Hundred Thousand
                                    Dollars ($2,500,000);

                           (7)      that 30 days prior to Grantor's request for
                                    withdrawal, NRC received

                                    (i)     notice of the Grantor's intent to
                                            withdraw funds from the trust fund,
                                            and

                                    (ii)    a copy of the withdrawal
                                            certificate; and

                           (8)      that the funds will not be used for
                                    litigation expenses.

                  Grantor shall notify Trustee and the NRC within 30 days of the completion of Phase 1 that Phase 1 has been completed, and that no further borrowing shall be permitted from the
                  Subaccount No. 2 set up under Section 5.2.

                  Section 5.3
                  -----------

                  Grantor may request the Trustee to release, and the Trustee shall release, up to Two Million Dollars ($2,000,000) on a revolving basis (i.e., subject to replenishment) from fund for
                  Subaccount No. 1 set up under Section 5.1 above in accordance with the purposes of the Trust and pursuant to the FMRI
                  License and Decommissioning Plan, including Table 15-11, the
                  Closure Cost Estimate, and the terms and conditions of the
                  Joint Reorganization Plan of Fansteel Inc. and Subsidiaries,
                  as approved by the United States Bankruptcy Court for the
                  District of Delaware. In addition, for the duration of Phase 1 only, Grantor may request the Trustee to release, and the
                  Trustee shall release, up to Two Million Five Hundred Thousand
                  Dollars ($2,500,000) on a revolving basis (i.e., subject to replenishment) from the fund for Subaccount No. 2 set up under
                  Section 5.2 above to provide for borrowing for costs incurred for Phase 1 in accordance with the purposes of the Trust and pursuant to the FMRI License and Decommissioning Plan,
                  including Table 15-11, the Closure Cost Estimate.

                  In addition, the Trustee shall make payments from the Fund as the NRC shall direct, in writing, to provide for payment of the costs of required activities covered by this Agreement.
                  The Trustee shall make payments to the Grantor or other
                  persons as specified by the NRC from the Fund for expenditures for required activities in such amounts as the NRC shall
                  direct in writing.

                  In addition, the Trustee shall refund to the Grantor such
                  amounts as the NRC specifies in writing. Upon refund, such funds shall no longer constitute part of the Fund as defined herein.

         Except as expressly amended by this Amendment No. 1, the Agreement shall remain in full force and effect and nothing in this Amendment No. 1 shall otherwise affect any other provision of the Agreement or the rights and the obligations of the parties thereto.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by the respective officers duly authorized and the corporate seals to be hereunto affixed, as necessary.

ATTEST: /s/ Susan L. Pufdad                          BANK OF WAUKEGAN, as trustee aforesaid and not individually
        --------------------

Its: Trust Officer                                   By: /s/ Howard J. Tatar
     --------------                                      -------------------

ATTEST: /s/ R. Michael McEntee                       FMRI, Inc.
        -----------------------

Its: President                                       By: /s/ E. Jonathan Jackson
     ---------                                           -----------------------

                                                     CONSENTED TO:
                                                     U.S. NUCLEAR REGULATORY
COMMISSION

                                                     By: /s/ T. L. Fredrichs
                                                         -------------------
(SEAL)